EXHIBIT 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the accompanying Quarterly Report on Form 10-Q of SonoSite, Inc. for the period ended June 30, 2003, I, Michael J. Schuh, Chief Financial Officer of SonoSite, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q of SonoSite, Inc. for the period ended June 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q of SonoSite, Inc. for the period ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of SonoSite, Inc.

/S/ MICHAEL J. SCHUH
Michael J. Schuh
Vice President-Finance, Chief Financial Officer and Treasurer
(Principal Financial Officer)

August 14, 2003

A signed original of this written statement required by Section 906 has been provided to SonoSite, Inc. and will be retained by SonoSite, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.